EX-10.23

                          7.5% SECURED PROMISSORY NOTE


$500,000                                              December 7, 2005


       FOR VALUE RECEIVED, Secured Services, Inc., a Delaware corporation (the "MAKER"), with its primary offices located at Commerce Executive Park Building II, 11490 Commerce Park Drive, Suite 240, Reston, VA 20191, promises to pay to the order of Midsummer Investment, Ltd., or its registered assigns (the "PAYEE"), upon the terms set forth below, the principal sum of Five Hundred Thousand Dollars ($500,000.00) plus interest on the unpaid principal sum outstanding at the rate of 7.5% per annum.

1.     PAYMENTS.

       (a) The full amount of principal and accrued interest under this Note shall be due on the earlier of (i) March 7, 2006 or (ii) at the option of the Payee, the date that the Maker consummates an equity or debt financing of, in the aggregate, at least $500,000 (in one or a series such transactions aggregated over time (the "MATURITY DATE"), unless due earlier in accordance with the terms of this Note.

       (b) The Maker shall pay interest to the Payee on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 7.5% per annum, payable on the Maturity Date.

       (c) All overdue accrued and unpaid principal and interest to be paid hereunder shall entail a late fee at the rate of 18% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such principal and/or interest is due hereunder through and including the date of payment.

       (d) Maker may not prepay, in whole or in part, the principal sum and interest under this Note without the prior written consent of Payee.

2. SECURED OBLIGATION. As security for the payment in full of principal, interest and performance under this Note and of all other liabilities and obligations of the Maker to the Payee, Maker, and its subsidiaries, hereby grants to the Payee a general security interest in all assets of the Maker and its subsidiaries and all proceeds arising therefrom and any and all products of such assets. Maker represents that it is the sole lawful owner of such assets attributable to it, free and clear of any liens and encumbrances, and has the right and power to pledge, sell, assign and transfer absolute title thereto to the Payee and that no financing statement covering such assets has been filed in any jurisdiction. Maker agrees that this security interest shall be a first priority security interest, senior and prior in payment to all other indebtedness and obligations of Maker and its subsidiaries to third parties. Maker hereby authorizes the Payee to file one or more financing statements under the UCC and any amendments thereto or extensions thereof without the signature of the

Maker or any of its subsidiaries. Maker, its subsidiaries and Payee have entered into a Security Agreement simultaneously herewith evidencing such security interest.

3.     EVENTS OF DEFAULT.

       (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

              (i) any default in the payment of the principal of, or the interest on, this Note, as and when the same shall become due and payable;

              (ii) Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Note and such failure or breach shall not have been remedied within five days after the date on which notice of such failure or breach shall have been delivered;

              (iii) Maker or any of its subsidiaries shall fail to observe or perform any of their respective obligations owed to Payee or any other covenant, agreement, representation or warranty contained in, or otherwise commit any breach hereunder or in any other agreement executed in connection herewith;

              (iv) Maker or any of its subsidiaries shall commence, or there shall be commenced against Maker or any subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or Maker or any subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Maker or any subsidiary, or there is commenced against Maker or any subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or Maker or any subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Maker or any subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or Maker or any subsidiary makes a general assignment for the benefit of creditors; or Maker or any subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Maker or any subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or Maker or any subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by Maker or any subsidiary for the purpose of effecting any of the foregoing;

              (v) Maker or any subsidiary shall default in any of its respective obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of Maker or any subsidiary, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

              (vi) Maker shall (a) be a party to any Change of Control Transaction (as defined below), (b) agree to sell or dispose all or in excess of 33% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), (c) redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of Maker, or (d) make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of Maker's capital stock, of any class, whether now or hereafter outstanding. "Change of Control Transaction" means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended) of effective control (whether through legal or beneficial ownership of capital stock of Maker, by contract or otherwise) of in excess of 66% of the voting securities of Maker, (ii) a replacement at one time or over time of more than one-half of the members of Maker's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of Maker with or into another entity that is not wholly-owned by Maker, consolidation or sale of 66% or more of the assets of Maker in one or a series of related transactions, or (iv) the execution by Maker of an agreement to which Maker is a party or by which it is bound, providing for any of the events set forth above in (i),
              (ii) or (iii);

              (viii) Robert Skinner or John R. Lund shall cease to be a member of Maker's senior management or shall cease to perform any of the material functions and duties currently performed by such person; or

              (ix) Maker shall unreasonably modify or change its method of accounting or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of its accounting records, or restate or modify its financial statements for any period of time prior to the date of this Note.

       (b) If any Event of Default occurs, the full principal amount of this Note, together with all accrued interest thereon, shall become, at the Payee's election, immediately due and payable in cash. Commencing 5 days after the occurrence of any Event of Default that results in the acceleration of this Note, the interest rate on this Note shall accrue at the rate of 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. The Payee need not provide and Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Payee may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Payee at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

       4. MOST FAVORED NATIONS. The Payee shall have the right, in its sole discretion, to convert the principal balance of this Note then outstanding plus accrued but unpaid interest, in whole or in part, into securities of the Maker (or its successor or parent) being issued in any private or public offering of equity securities or indebtedness of the Maker (or its successor or parent) consummated while this Note is outstanding, upon the terms and conditions of such offering, at a rate equal to, for each $1 of principal amount of this Note surrendered, $1 of new consideration offered for such securities. By way of example, if the Payee wishes to surrender $100,000 principal amount of this Note to the Maker as consideration for the purchase of new securities or indebtedness, the Payee shall receive, and the Maker shall issue, $100,000 of new securities or indebtedness to the Payee, otherwise on the same terms and conditions as the other participants.

       5. NEGATIVE COVENANTS. So long as any portion of this Note is outstanding, the Maker will not and will not permit any of its Subsidiaries to directly or indirectly:

              a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

              b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

              c) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Payee;

              d) except as contractually required by the Maker as of the date of issuance of this Note, repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities;

              e) enter into any agreement with respect to any of the foregoing; or

              f)     pay  cash   dividends  or   distributions   on  any  equity
       securities of the Maker.

              "PERMITTED INDEBTEDNESS" shall mean (a) the indebtedness of the Maker existing on the date of issuance of this Note and (b) indebtedness incurred by the Maker that does not mature or require payments of principal prior to the four year anniversary of the date of issuance of this Note and is made expressly subordinate in right of payment to the indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Payee and approved by the Payee in writing.

              "PERMITTED LIEN" shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures,
       (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens, statutory landlords' liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker and its consolidated subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien and (c) liens granted to VASCO Data Security International, Inc. ("VASCO") on the following collateral: the IDENTIPRISE SECUREDUSER software plus any and all enhancements, improvements or modifications made to it, (ii) the customer contract with Integic Corporation and accounts receivable from the Integic contract,
       (iii) the fixed assets acquired by the Maker from VASCO and (iv) any and all proceeds and products which Secured receives or which it may become entitled to receive on account of any sale, exchange, collection or other disposition of all of the above, or any part thereof.

       6. NO WAIVER OF PAYEE'S RIGHTS. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

       7. MODIFICATIONS. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

       8. CUMULATIVE RIGHTS AND REMEDIES; USURY. The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note, the Security Agreements, or applicable law (including at equity). The election of Payee to avail itself of any one or more remedies shall not be a bar to any other available remedies, which Maker agrees Payee may take from time to time. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

       9. USE OF PROCEEDS. Other than the regularly scheduled interest payments on the current debt due to VASCO Data Security International, Inc., a Delaware corporation, pursuant to that Note dated July 7, 2003 in the principal amount of $1,073,093.83 accruing interest at the rate of 6.00% per annum and maturing in July 2006, Maker shall use the proceeds from this Note hereunder for working capital purposes and not for the satisfaction of any portion of Maker's or subsidiary's debt (other than payment of trade payables in the ordinary course of Maker's business and prior practices), to redeem any of Maker's or subsidiary's equity or equity-equivalent securities or to settle any outstanding litigation.

       10. COLLECTION EXPENSES. If Payee shall commence an action or proceeding to enforce this Secured Promissory Note, then Maker shall reimburse Payee for its costs of collection and reasonable attorneys fees incurred with the investigation, preparation and prosecution of such action or proceeding.

       11. SEVERABILITY. If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

       12. SUCCESSORS AND ASSIGNS. This Note shall be binding upon Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

       13. LOST OR STOLEN PROMISSORY NOTE. If this Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, Maker may require the Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

       14. DUE AUTHORIZATION. This Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Maker, or the validity or enforceability of this Note other than such as have been met or obtained. The execution, delivery and performance of this Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Maker or any mortgage, indenture, contract or other agreement to which the Maker is a party or by which the Maker or any property or assets of the Maker may be bound.

       15. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of Maker and Payee agree that all legal proceedings concerning the interpretations, enforcement and defense of this Note shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each of Maker and Payee hereby irrevocably submit to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each of Maker and Payee hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of Maker and Payee hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

       16. NOTICE. Any and all notices or other communications or deliveries to be provided by the Payee hereunder, including, without limitation, any conversion notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Maker, Robert Skinner, CEO and President, facsimile number (888) 445-4467, or such other address or facsimile number as the Maker may specify for such purposes by notice to the Payee delivered in accordance with this paragraph. Any and all notices or other communications or deliveries to be provided by the Maker hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Payee at the address of such Payee appearing on the books of the Maker, or if no such address appears, at the principal place of business of the Payee. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission if delivered by hand or by telecopy that has been confirmed as received by 5:00 P.M. on a business day, (ii) one business day after being sent by nationally recognized overnight courier or received by telecopy after 5:00 P.M. on any day, or (iii) five business days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested.

       The undersigned signs this Note as a maker and not as a surety or guarantor or in any other capacity.

                                        SECURED SERVICES, INC.

                                        By:  /s/ ROBERT SKINNER
                                             ------------------
                                        Name: Robert Skinner
                                        Title: President and CEO